Exhibit 10.9

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [*] indicates that information has been redacted.

18683 Bearpath Trail

Eden Prairie, MN 55347

Telephone (612) 202-7026

rcohen@zomedica.com

Robert Cohen

Chief Executive Officer

August 14, 2020

Mr. Hanjoon Ryu

General Manager

Qorvo Biotechnologies, LLC

14205 21st Avenue North (Suite 212)

Plymouth, MN 55447

Dear Hanjoon:

This letter agreement (the "Agreement") is entered into between Qorvo Biotechnologies, LLC, having a principle place of business at 14505 21st Avenue North (Suite 212), Plymouth, MN 55447 ("Qorvo") and Zomedica Pharmaceuticals Corp., having a principle place of business at 100 Phoenix Drive (Suite 180), Ann Arbor, MI 48108 ("Zomedica") pursuant to Section 15.8 of the Development and Supply Agreement between Qorvo and Zomedica dated November 26, 2018 (the "Original Agreement") and is intended to amend the Original Agreement as set forth below. The defined terms used in this Agreement are as contained in the Original Agreement.

WHERAS, Zomedica and Qorvo desire to change the final Milestone Event.

NOW, THEREFORE, Qorvo and Zomedica, intending to be legally bound, agree as follows:

1. The final Milestone Event set forth in Section 6.1 of the Original Agreement; namely, "[*]" hereby is removed and replaced by: "[*]" For clarity, assays one through five are as identified in SCHEDULE 1.21-1 through SCHEDULE 1.21-5 to the Original Agreement.

2. No other section of the Original Agreement is revised in any way including, but not limited to, the $2,000,000 cash payment associated with the milestone revised in paragraph 1 hereinabove.

AGREED TO AND ACCEPTED BY:

Qorvo Biotechnologies, LLC		Zomedica Pharmaceuticals Corp.

Signature:	/s/ Hanjoon Ryu	Signature:	/s/ Robert Cohen

Name:	Hanjoon Ryu	Name:	Robert Cohen
Title:	General Manager	Title:	Chief Executive Officer

Date:	August 20, 2020	Date:	August 29, 2020